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                                                                   EXHIBIT 10.11



THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFER RED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                               POET HOLDINGS, INC.

                    WARRANT TO PURCHASE SERIES A COMMON STOCK

                        EFFECTIVE DATE: FEBRUARY 16, 1999

                          Void After February 15, 2004

        This certifies that, for value received, Mark L. Gideon and Karen A. Gideon, Trustees U/A dated October 27, 1997 FBO Mark L. Gideon and Karen A. Gideon (the "Holder") is entitled, subject to the terms set forth below, to purchase from Poet Holdings, Inc., a Delaware corporation (the "Company"), 8,523 shares of the Series A Common Stock (the "Warrant Shares") of the Company, upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The character and Exercise Price of such shares of Series A Common Stock are subject to determination and adjustment as provided below.

        1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the period beginning upon the Effective Date of this Warrant set forth above and ending on 2004; provided, however, that this Warrant shall terminate upon (i) the closing of a firm commitment underwritten public offering covering the offer and sale of shares of Common Stock for the account of the Company to the public at a price to the public of not less than $7.50 per share (subject to adjustment for any consolidations, combinations, stock distributions, stock dividends, stock splits or similar events effected after the date hereof) and an aggregate gross offering price to the public of not less than $7,500,000, (ii) a merger or consolidation of the Company with or into any other corporation or corporations in which the stockholders of the Company shall own less than fifty percent (50%) of the voting securities of the surviving corporation, or (iii) a sale of all or substantially all of the assets of the Company.


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        2. EXERCISE PRICE. The per share purchase price of the Series A Common
Stock (the "Exercise Price") for which this Warrant may be exercised shall be equal to $7.04 per share, subject to adjustment as provided in Section 12 below.

        3. EXERCISE OF WARRANT.

               (a) Time of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above. Such exercise shall be effected by (a) the surrender of this Warrant, (b) delivery of the Notice of Exercise attached hereto as Exhibit A and (c) payment of the Exercise Price in cash or by check acceptable to the Company.

               (b) Effect of Exercise. This Warrant (or the portion thereof exercised) shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Series A Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company, at its expense, shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

        4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

        5. NO RIGHTS AS STOCKHOLDER. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Series A Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant shall have been exercised as provided herein.

        6. TRANSFER OF WARRANT.

               (a) Register. The Company will maintain a register (the "Warrant Register") containing the name and address of the Holder. The Holder of this Warrant may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to the Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the



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Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

               (b) Non-transferability and Non-negotiability of Warrant. This Warrant may not be transferred or assigned without the prior written consent of the Company.

        7. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Series A Common Stock a sufficient number of shares to provide for the issuance of Series A Common Stock upon the exercise of this Warrant, and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Series A Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or as otherwise specified herein). The Company agrees that issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Series A Common Stock and any other securities of the Company upon the exercise of this Warrant.

        8. INVESTMENT REPRESENTATIONS OF THE HOLDER. Holder hereby represents and warrants to the Company with respect to the sale of the Warrants and the issuance of securities upon the exercise of the Warrants (collectively, the "Securities") as follows:

               (a) Experience. Holder is experienced in evaluating and investing in new, high technology companies such as the Company, and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment.

               (b) Investment. Holder is acquiring the Securities for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Securities to be purchased have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

               (c) Tax Consequences. Holder understands and acknowledges that any financing structured in the manner provided for herein involves certain tax risks and therefore it has consulted its own tax advisors regarding all the federal and state tax consequences of the transactions contemplated by this Agreement.

               (d) Rule 144. Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act.



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               (e) No Public Market. Holder understands that no public market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the Securities.

               (f) Access to Data. Holder has had an opportunity to discuss the Company's business, management and financial affairs with its management and the opportunity to review the Company's facilities. It understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

               (g) Accredited Investor. Holder represents that it is an "accredited investor" within the meaning of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act.

        9. AMENDMENTS. The Holder hereby agrees that the observance of any provision of this Warrant may be amended, waived or modified only by written agreement signed by the Holder and the Company.

        10. LOST DOCUMENTS. Upon receipt by the Company of evidence and indemnity satisfactory to it of the loss, theft, destruction or mutilation of, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver in lieu of this Warrant a new Warrant of the same series and of like tenor of this Warrant.

        11. ADJUSTMENTS. The number of shares purchasable hereunder are subject to adjustment from time to time as follows:

               (a) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that Holder of Series A Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Series A Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of the Warrants shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Series A Common Stock of the Company immediately theretofore receivable upon the exercise of such Warrant or Warrants, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Series A Common Stock equal to the number of shares of such stock immediately theretofore so receivable, had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such exercise rights (including any immediate adjustment, by reason of such consolidation or merger, of the Exercise Price to the value for the Series A Common Stock reflected by the terms of such



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consolidation or merger if the value so reflected is less than the Exercise
Price in effect immediately prior to such consolidation or merger. In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving corporation are issuable to holders of Series A Common Stock of the Company outstanding immediately prior to such merger or consolidation, the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Series A Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed or delivered to each warrantholder at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

               (b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of the securities as to which purchaser rights under this Warrant exist shall be increased or decreased proportionately in accordance with such split subdivision or combination.

               (c) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against impairment.

        12. GENERAL PROVISIONS.

               (a) Governing Law. This Warrant shall be governed by and construed under the laws of the State of California, excluding that body of law relating to conflict of laws.

               (b) Expenses. Each party shall pay their respective expenses and legal fees incurred in connection with the negotiation, execution and consummation of this transaction.

               (c) Severability. In the event that any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the terms of this Warrant shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Warrant to any party.

               (d) Headings. Headings used herein are for reference purposes only and shall not be deemed to have any substantive effect.



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        IN WITNESS WHEREOF, POET HOLDINGS, INC. has caused the Warrant to be executed by its officers thereunto duly authorized.

Dated: August 4, 1999

                                       POET HOLDINGS, INC.

                                       By: /s/Jerry Wong
                                           -------------------------------------
                                           Title: V.P. Finance
                                                 -------------------------------
                                           Address:  999 Baker Way, Suite 100
                                           San Mateo, CA  94404

        ACCEPTED:

        By: /s/ Mark L. Gideon
            -------------------------
        Title: Trustee
               ----------------------
        Address: 26 Los Cerros
                 --------------------
                 Greenbrae, CA 94904
                 --------------------



                    Warrant to Purchase Series A Common Stock



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                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:  POET HOLDINGS, INC.

         (1) The undersigned hereby elects to purchase 8523 shares of Series A Common Stock of Poet Holdings, Inc. pursuant to the terms of the attached Series A Common Stock and Warrant Purchase Agreement (the "Purchase Agreement"), and tenders herewith payment of the Exercise Price for such shares in full.

        (2) The undersigned hereby confirms and acknowledges that the representations and warranties set forth in Section 8 of the Purchase Agreement remain true and correct concerning the Holder as of the date hereof, that the shares of Series A Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Series A Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws or unless pursuant to Rule 144 of such Act.

        (3) Please issue a certificate or certificates representing said shares of Series A Common Stock in the name of the undersigned or in such other name as is specified below:




                                       Mark L. Gideon
                                       -----------------------------------------
                                       Print Name

                                       /s/ Mark L. Gideon
                                       -----------------------------------------
                                       Signature

                                       7/20/99
                                       -----------------------------------------
                                       Date